                                                                   EXHIBIT 99.9

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Alert Auto Transport, Inc.:

  We have audited the accompanying balance sheet of Alert Auto Transport, Inc., as of May 31, 1998, and the related statements of earnings and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alert Auto Transport, Inc., as of May 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ KPMG Peat Marwick LLP

July 31, 1998
Birmingham, Alabama

                           ALERT AUTO TRANSPORT, INC.

                                 BALANCE SHEET

                                                        MAY, 31, JUNE 30,
                                                          1998     1998
                                                        -------- --------
                                                                 (UNAUDITED)
                        ASSETS
Current assets:
  Cash................................................. $ 33,852 $184,657
  Accounts receivable, net of allowance for doubtful
   accounts of $7,000 and $7,000, respectively.........  158,244  216,234
  Inventory............................................    1,230    1,230
  Income tax refund receivable (note 5)................    1,212    1,212
  Deferred income taxes (note 5).......................    1,479    1,547
                                                        -------- --------
    Total current assets...............................  196,017  404,880
Property and equipment, net (notes 2 and 3)............  519,536  513,645
Notes receivable from stockholder (note 6).............   17,500   17,500
                                                        -------- --------
    Total assets....................................... $733,053 $936,025
                                                        ======== ========
         LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
  Current installments of notes payable (note 3)....... $ 17,798 $139,295
  Accounts payable.....................................   74,801   99,355
  Income taxes payable.................................      --    22,499
  Accrued payroll and related costs....................   20,576      474
                                                        -------- --------
    Total current liabilities..........................  113,175  261,623
Long-term liabilities:
  Deferred income taxes (note 5).......................   78,854   83,037
                                                        -------- --------
    Total liabilities..................................  192,029  344,660
                                                        -------- --------
Stockholder's equity:
  Common stock, $10 par value. Authorized, issued and
   outstanding 100 shares..............................    1,000    1,000
  Retained earnings....................................  540,024  590,365
                                                        -------- --------
    Total stockholder's equity.........................  541,024  591,365
                                                        -------- --------
    Total liabilities and stockholder's equity......... $733,053 $936,025
                                                        ======== ========


                See accompanying notes to financial statements.

                           ALERT AUTO TRANSPORT, INC.

                  STATEMENT OF EARNINGS AND RETAINED EARNINGS

                                                               ONE-MONTH
                                               YEAR ENDED    ENDED JUNE 30
                                                MAY 31,    ------------------
                                                  1998       1997      1998
                                               ----------  --------  --------
                                                              (UNAUDITED)
Net revenue................................... $3,045,085  $298,818  $339,416
Cost of revenue (includes related party lease
 expense of $488,421, $21,792, and $27,915,
 respectively)................................  2,657,228   183,162   240,063
                                               ----------  --------  --------
    Gross profit..............................    387,857   115,656    99,353
Selling, general, and administrative expenses
 (includes related party lease expense of
 $65,100, $4,800, and $5,150, respectively)...    267,851    20,692    22,279
                                               ----------  --------  --------
    Income from operations....................    120,006    94,964    77,074
Other income (expense):
  Interest expense............................     (3,262)     (365)     (116)
  Gain (loss) on sale of assets...............     21,690      (519)      --
                                               ----------  --------  --------
    Income before income taxes................    138,434    94,080    76,958
Income tax expense (note 5)...................     23,660    16,078    26,617
                                               ----------  --------  --------
    Net income................................    114,774    78,002    50,341
Retained earnings, beginning of period........    425,250   425,250   540,024
                                               ----------  --------  --------
Retained earnings, end of period.............. $  540,024  $503,252  $590,365
                                               ==========  ========  ========



                See accompanying notes to financial statements.

                           ALERT AUTO TRANSPORT, INC.

                            STATEMENT OF CASH FLOWS

                                                                ONE-MONTH
                                               YEAR ENDED     ENDED JUNE 30
                                                MAY 31,    --------------------
                                                  1998       1997       1998
                                               ----------  ---------  ---------
                                                               (UNAUDITED)
Cash flows from operating activities:
 Net income................................... $ 114,774   $  78,002  $  50,341
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation................................    70,499       5,875      5,891
  (Gain) loss on sale of property and
   equipment..................................   (21,690)        519        --
  Deferred income taxes.......................    12,072      12,073      4,115
  Increase in trade accounts receivable.......   (41,855)    (41,791)   (57,990)
  Increase in income tax refund receivable....    (1,212)        --         --
  (Decrease) increase in accounts payable.....   (37,836)     24,689     24,554
  (Decrease) increase in income taxes payable.   (11,686)      4,005     22,499
  Increase (decrease) in accrued payroll and
   related costs..............................     4,139      (5,795)   (20,102)
                                               ---------   ---------  ---------
    Net cash provided by operating activities.    87,205      77,577     29,308
                                               ---------   ---------  ---------
Cash flows from investing activities:
 Purchases of property and equipment..........  (187,233)        --         --
 Proceeds from sale of equipment..............    72,500         --         --
 Loans to stockholder.........................   (15,500)        --         --
                                               ---------   ---------  ---------
    Net cash used in investing activities.....  (130,233)        --         --
                                               ---------   ---------  ---------
Cash flows from financing activities:
 Proceeds from short-term borrowings..........       --          --     125,000
 Principal payments on long-term debt.........   (40,195)     (3,254)    (3,503)
                                               ---------   ---------  ---------
    Net cash (used in) provided by financing
     activities...............................   (40,195)     (3,254)   121,497
                                               ---------   ---------  ---------
    Net (decrease) increase in cash...........   (83,223)     74,323    150,805
Cash at beginning of period...................   117,075     117,075     33,852
                                               ---------   ---------  ---------
Cash at end of period......................... $  33,852   $ 191,398  $ 184,657
                                               =========   =========  =========
Supplemental disclosure of cash flow
 information:
 Cash paid during the period for:
  Interest.................................... $   3,262   $     399  $     116
                                               =========   =========  =========
  Income taxes................................ $  24,486   $     --   $     --
                                               =========   =========  =========

                See accompanying notes to financial statements.

                          ALERT AUTO TRANSPORT, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 MAY 31, 1998

(1) DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (a) Description of Business

  Alert Auto Transportation, Inc. (the "Company") was founded on May 20, 1988. The Company's primary business is transporting vehicles for auto auctions, transportation brokers, auto dealers, and individuals, primarily in the Southeast. The Company has facilities in Guntersville, Alabama.

 (b) Revenue Recognition

  Revenue is derived from customers who require transportation of vehicles. Transport revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. The Company provides for depreciation of property and equipment using estimated useful lives as follows:

   Transportation equipment...........................................  10 years
   Machinery and equipment............................................ 5-7 years
   Office equipment................................................... 5-7 years

 (d) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (e) Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (f) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) PROPERTY AND EQUIPMENT

  Property and equipment at May 31, 1998 consists of the following:

   Transportation equipment........................................... $801,299
   Machinery and equipment............................................   16,587
   Office equipment...................................................   17,741
                                                                       --------
       Total..........................................................  835,627
   Less accumulated depreciation......................................  316,091
                                                                       --------
   Property and equipment, net........................................ $519,536
                                                                       ========

                          ALERT AUTO TRANSPORT, INC.

(3) INDEBTEDNESS

  Long-term debt at May 31, 1998 and 1997 consists of the following:

   Note payable to AmSouth Bank, payable in monthly installments of
    $3,618, including interest at 8.0 percent, maturing October 1998, secured by equipment.............................................  $ 17,798
   Less installments due within one year.............................   (17,798)
                                                                       --------
   Long-term debt, excluding current installments....................  $    --
                                                                       ========

(4) LEASES AND RELATED PARTY TRANSACTIONS

  The Company leases trucks from its sole stockholder which are utilized in operations of the business. Lease payments are 25 percent of the revenue generated by the leased trucks. The total payments made to the stockholder in 1998 related to the lease agreements was $488,421.

  The Company leases the building used for its operations from its stockholder. The lease is classified as an operating lease and the Company is responsible for all operating costs related to the property. Rent paid to the stockholder in 1998 was $65,100.

(5) INCOME TAXES

  Income tax expense for the year ended May 31, 1998, consists of:

   Current:
     Federal........................................................... $ 9,099
     State.............................................................   2,489
                                                                        -------
                                                                         11,588
                                                                        -------
   Deferred:
     Federal...........................................................   7,978
     State.............................................................   4,094
                                                                        -------
                                                                         12,072
                                                                        -------
       Total income tax expense........................................ $23,660
                                                                        =======

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate for the year ended May 31, 1998:

   Computed expected tax expense...................................... $ 47,068
   State income tax, net of Federal tax benefit.......................    3,928
   Effect of graduated tax rates......................................  (28,135)
   Other..............................................................      799
                                                                       --------
       Total income tax expense....................................... $ 23,660
                                                                       ========

  The tax effect of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of May 31, 1998 are presented below:

   Deferred tax asset:
     Accounts receivable, principally due to allowance for doubtful accounts....................................................... $  1,479
   Deferred tax liability:
     Property and equipment, principally due to differences in
      depreciation...................................................  (78,854)
                                                                      --------
       Net deferred tax liability.................................... $(77,375)
                                                                      ========

                          ALERT AUTO TRANSPORT, INC.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not the Company will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(6) CONCENTRATION OF BUSINESS RISKS

  One customer, TNT Incorporated, accounted for approximately 22 percent of Alert's sales in 1998. The loss of this customer could significantly affect Alert's performance.

(7) SUBSEQUENT EVENTS

  The Company's sole stockholder entered into a definitive agreement to sell the Company to United Road Services, Inc. as of July 1, 1998.